UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

FILED BY THE REGISTRANT /X/

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/ /	Preliminary Proxy Statement
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/X/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ZIM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZIM CORPORATION

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To be held September 21, 2006

To our Shareholders:

The Annual and Special Meeting of Shareholders of ZIM Corporation (ZIM or the Company) will be held at the offices of ZIM at 150 Isabella Street, Suite 150, Ottawa, Ontario, Canada on Thursday, September 21, 2006, beginning at 4:30 p.m. At the meeting, you will be asked to vote on the following matters:

1.

To consider and, if thought fit, to pass a resolution to (a) set the number of directors constituting the Board of Directors of the Company at four and (b) empower the Board of Directors of the Corporation to determine the number of directors of the Company hereafter from time to time, all as further contemplated in ZIM’s accompanying management proxy circular;

2.	To elect four directors to the Board of Directors for a three-year period;

3.	To ratify the appointment of Raymond Chabot Grant Thornton LLP as the Company’s registered public accounting firm; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on August 11, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and the Company’s management proxy circular is being mailed to shareholders on or about August 21, 2006. You may examine a list of the shareholders of record as of the close of business on August 11, 2006 for any purpose germane to the meeting subsequent to September 5, 2006 at the offices of the Company.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please vote and mail the enclosed proxy card so that your vote will be counted if you later decide to not attend the meeting. Whether or not you expect to attend, shareholders are requested to sign, date and return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael Cowpland

Michael Cowpland

President and Chief Executive Officer

Dated:	Ottawa, Ontario, Canada

August 18, 2006

ZIM CORPORATION

MANAGEMENT PROXY CIRCULAR

GENERAL INFORMATION

INFORMATION ABOUT PROXY SOLICITATION

This Management Proxy Circular is furnished to the holders of the common shares (Common Shares), of ZIM Corporation, a Canadian corporation (ZIM or the Company) in connection with the solicitation of proxies on behalf of the Board of Directors and the Management of the Company for use at the Annual and Special Meeting of Shareholders to be held on September 21, 2006 at 4:30 p.m. (local Ottawa time), at ZIM’s Headquarters at 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual and Special Meeting of Shareholders. At present, the Board of Directors knows of no other business that will come before the meeting.

The Notice of Annual and Special Meeting, this Management Proxy Circular and the accompanying Form of Proxy will be mailed to shareholders on or about August 21, 2006. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Board of Directors is soliciting votes FOR a resolution to set the number of directors constituting the Company’s Board of Directors at four and empower the Board of Directors to determine the number of directors from time to time, FOR management’s slate of nominees for election to the Board of Directors and FOR ratification of the appointment of the firm of Raymond Chabot Grant Thornton LLP as the Company’s independent auditors.

INFORMATION ABOUT VOTING

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors is providing these proxy materials for you in connection with the Company’s Annual and Special Meeting of Shareholders, which will take place on September 21, 2006. As a shareholder, you are invited to attend the Annual and Special Meeting and are entitled to and requested to vote on the items of business described in this management proxy circular.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this management proxy circular relates to the proposals to be voted on at the Annual and Special Meeting, the voting process, the compensation of the most highly paid executive officers, and certain other required information.

Q: WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL AND SPECIAL MEETING?

A: There are three items of business scheduled to be voted on at the Annual and Special Meeting: (i) a resolution to set the number of directors constituting the Company’s Board of Directors at four and empower the Board of Directors to determine the number of directors of the Company from time to time; (ii) the election of directors to the Company’s Board of Directors; and (iii) the ratification of independent auditors. We will also consider other business that properly comes before the Annual and Special Meeting.

Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: The Board of Directors recommends that you vote your shares “FOR” the resolution to set the number of directors constituting the Company’s Board of Directors at four and to empower the Board of Directors to determine the number of directors from time to time, "FOR" the election of directors and "FOR" the ratification of independent auditors.

Q: WHAT SHARES CAN I VOTE?

A: You may vote all shares owned by you as of the close of business on August 11, 2006, the record date. These shares include: (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker or other nominee such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. However, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Chairman of the Board of Directors or to vote in person at the meeting. The Board of Directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the Annual and Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q: HOW CAN I ATTEND THE ANNUAL AND SPECIAL MEETING?

A: You are entitled to attend the Annual and Special Meeting only if you were a shareholder of the Company as of the close of business on August 11, 2006, or you hold a valid proxy for the Annual and Special Meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to August 1, 2006, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual and Special Meeting. The Annual and Special Meeting will begin promptly at 4:30 p.m. (local Ottawa time). Check-in will begin at 4:00 p.m., and you should allow ample time for the check-in procedures.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL AND SPECIAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual and Special Meeting. Shares held in street name may be voted in person only if you obtain a "legal proxy" from the broker or nominee that holds your shares giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL AND SPECIAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are to be voted without attending the meeting. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Record holders of Common Shares may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. The Company’s shareholders who hold shares in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers or nominees and mailing them in the accompanying pre-addressed envelopes.

Q: CAN I CHANGE MY VOTE?

A: You may change your vote at any time prior to the vote at the Annual and Special Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual and Special Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a "legal proxy" from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Dr. Michael Cowpland, President and Chief Executive Officer, 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7.

A proxy given by a shareholder for use at the Annual and Special Meeting may be revoked at any time prior to its use. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized. Any such instrument revoking a proxy must either be received by the Company at 150 Isabella Street, Suite 150, Ottawa, Ottawa, Ontario K1S 1V7 on or before the last business day preceding the day of the Annual and Special Meeting or any adjournment thereof, or be deposited with the Chairman of the Annual and Special Meeting on the day of the Annual and Special Meeting or any adjournment thereof. If the instrument of revocation is deposited with the Chairman on the day of the Annual and Special Meeting or any adjournment thereof, the instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

Q: AS A SHAREHOLDER, WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Annual and Special Meeting or how to vote or revoke your proxy, you should contact Ms. Jennifer North at ZIM’s Headquarters, 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7 or at (613) 727-1397, extension 121.

A copy of our Annual Report on Form 10KSB for the year ended March 31, 2006 was included with this proxy statement. If you need additional copies of this management proxy circular or voting materials, you should contact Ms. North as described above.

Q: HOW ARE VOTES COUNTED?

A: With respect to the resolution to set the number of directors constituting the Company’s Board of Directors at four and to empower the Board of Directors to determine the number of directors from time to time, you may vote "FOR," "AGAINST" or "ABSTAIN". If you "ABSTAIN," it has the same effect as a vote "AGAINST." In the election of directors, you may vote "FOR" all of the four nominees or your vote may be "WITHHELD" with respect to one or more of the four nominees. For ratification of the independent auditors, you may vote "FOR" ratification of the auditors or your vote may be “WITHHELD". If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors ("FOR" the resolution setting the number of directors comprising the Company’s Board of Directors at four, “FOR” all of the Company’s nominees to the Board and "FOR" ratification of the independent auditors and in the discretion of the proxy holders on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Company's Common Shares outstanding on August 11, 2006 is necessary to constitute a quorum. Under the Canada Business Corporations Act, the Company’s articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name," and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q: HOW MANY SHARES ARE OUTSTANDING AND ENTITLED TO VOTE?

A: The authorized capital of the Company consists of an unlimited number of Common Shares. The holders of Common Shares are entitled to one vote in respect of each Common Share held at all shareholders’ meetings of the Company.

No group of shareholders has the right to elect a specified number of directors nor are there cumulative or similar voting rights attached to the Common Shares.

87,926,955 Common Shares were issued and outstanding on the Record Date. Holders of record of outstanding Common Shares at the close of business on the Record Date are entitled to vote at the Annual and Special Meeting.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE THE PROPOSAL?

A: The proposals each require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the Annual and Special Meeting. Accordingly, abstentions on any proposal will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against any proposal.

Q: WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this management proxy circular and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: WHY DO SOME SHAREHOLDERS SHARING THE SAME SURNAME AND ADDRESS RECEIVE ONLY ONE SET OF VOTING MATERIALS?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions are receiving only one copy of our management proxy circular. This practice is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you would like to have additional copies of our management proxy circular mailed to you, or if you would like to receive separate copies of future mailings, or if you would like to receive a single copy instead of multiple copies of future mailings, please submit your request to the address or phone number that appears on your voting instruction form.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL AND SPECIAL MEETING?

A: We intend to announce preliminary voting results at the Annual and Special Meeting and publish final results in our Quarterly Report on Form 10-QSB for the fiscal quarter ending September 30, 2006, which we anticipate filing by November 15, 2006.

Q: WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL AND SPECIAL MEETING?

A: Other than the items of business described in this management proxy circular, we are not aware of any other business to be acted upon at the Annual and Special Meeting. However, if you grant a proxy, the persons named as proxy holders, Michael Cowpland, the Company’s President and Chief Executive Officer, and Jennifer North, ZIM’s Chief Financial Officer or their substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q: WHAT SHARES ARE ENTITLED TO BE VOTED?

A: Each Common Share issued and outstanding as of the close of business on August 11, 2006, the record date, is entitled to be voted on all items being voted upon at the Annual and Special Meeting.

Q: WHO WILL COUNT THE VOTES?

A: An inspector or inspectors of election will tabulate the votes. We expect that the inspector of election will be a representative of Corporate Stock Transfer, Inc.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL AND SPECIAL MEETING?

A: The Board of Directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. If you wish to make a proposal for consideration at our 2007 annual meeting of Shareholders, the written proposal must be received by the corporate secretary of the Company no later than July 6, 2007. However, in order for a shareholder proposal to be considered for inclusion in the Company’s management proxy circular statement for next year’s annual shareholders’ meeting, the written proposal must be received by the corporate secretary of the Company no later than April 22, 2007. Such proposals also will need to comply with the provisions of the Canada Business Corporations Act and Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in corporation-sponsored proxy materials.

In order to curtail controversy as to the date on which ZIM receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.

Q. WILL A REPRESENTATIVE FROM THE AUDITORS AND LEGAL COUNSEL BE IN ATTENDANCE AT THE ANNUAL AND SPECIAL MEETING?

A: The Company expects that the registered public accounting firm will be represented by Michael Dimitriou from Raymond Chabot Grant Thornton LLP. In addition, the Company expects that Michael Dunleavy from our Canadian legal counsel, LaBarge Weinstein Professional Corporation, will also be available.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE

DETERMINATION OF NUMBER OF DIRECTORS

The number of directors constituting the Board of Directors of the Company is currently set at five. Mr. Charles Saikaley, formerly a member of the Board of Directors, has advised the Company that he does not wish to be reelected as a member of the Board of Directors.

The Company’s by-laws provide that the shareholders of the Company may set the number of directors constituting the Board of Directors of the Company by ordinary resolution and that such resolution may empower the Board of Directors to determine the number of directors constituting the Board of Directors thereafter from time to time, all within the minimum and maximum number of directors specified by the Company’s articles of amalgamation. The Company’s articles of amalgamation specify that the Board of Directors shall comprise of between one and ten directors.

Consequently, the shareholders will be asked to consider and, if thought fit, to pass the following resolution:

“RESOLVED THAT the number of directors that will constitute the Board of Directors of the Company be set at four and the Board of Directors of the Company are hereby empowered to determine the number of directors of the Company hereafter from time to time within the minimum and maximum number of directors specified by the Company’s articles of amalgamation.”

PROPOSAL TWO

ELECTION OF DIRECTORS

At the Annual and Special Meeting and in accordance with the Canada Business Corporations Act, shareholders will be asked to approve the election of directors, as a group, for a three-year term, by resolution, which requires that a majority of the votes cast at the Annual and Special Meeting, be voted "FOR" the resolution for the election of nominees as a group.

The term of office of each of the current directors is due to expire immediately prior to the election of directors at the Annual and Special Meeting. It is proposed that the nominees set out below be reelected as directors of the Company, each to serve for a term of three years or until their successors are elected.

In connection with its nomination of the candidates for director, the Board of Directors considered a number of factors, including the qualifications, experience and background of all the nominees, as further discussed under “Corporate Governance / Director Nominations” below.

THE NOMINEES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES:

Name	Age	Position	Director Since	Present Principal Occupation or Employment	Number of Common Shares Held (3)
Dr. Michael Cowpland	63	President, Chief Executive Officer and Director	June 1, 2003	President and Chief Executive Officer of ZIM Corporation and subsidiaries	36,057,806
James Stechyson(1) (2)	41	Chairman	June 1, 2003	-	450,000
Steven Houck(1)	36	Director	June 1, 2003	Vice President of World-Wide Sales, EMC Insignia	-
Donald Gibbs(2)	60	Director	July 9, 2003	Chief Executive Officer, Process Photonics Inc.	-

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

(3) Number of Common Shares known to the Company to be beneficially owned or over which control or direction was exercised on the Record Date

It is the intention of the persons named in the accompanying form of proxy to vote all Common Shares represented by such proxy for the election of Dr. Michael Cowpland, James Stechyson, Steven Houck, and Donald Gibbs, each to serve as a director for three years. All the nominees have consented to being named in this management proxy circular and to serve as a director if elected. At the time of the Annual and Special Meeting, if any of the nominees named above is not available to serve as director (an event which Management does not presently have any reason to anticipate), all the proxies will be voted for such other person or persons, if any, as Management may designate. Management believes it is in the best interests of the Company to elect the above-described slate.

Information about the Nominees

Set forth below are the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

We expect that our directors will continue to devote a portion of their time and energy to the affairs of the Company.

Michael Cowpland

Michael Cowpland has served as President Director and Chief Executive Officer since February 2001. In 1973, Dr. Cowpland co-founded Mitel Corporation (formerly NYSE:MTL) and was Mitel's Chief Executive Officer for 10 years. During Dr. Cowpland's tenure as CEO, Mitel's sales reached $300 million before it was acquired by British Telecom in 1984. After the acquisition of Mitel, Dr. Cowpland founded Corel Corporation (formerly NASDAQ:CORL), a company that evolved into one of the world's leading providers of office productivity software. Corel was widely recognized for its WordPerfect Office Suite, and its PC graphics application, Corel Draw. Dr. Cowpland served as President of Corel from 1995 to January 2001. Dr. Cowpland began his career in 1964 at Bell Northern Research. Dr. Cowpland received a Bachelor of Science and Engineering from the Imperial College (London), a Masters of Engineering from Carleton University and Ph.D. in Engineering from Carleton University (Ottawa, Canada).

James Stechyson

James Stechyson has served as a director and Chairman of ZIM since June 1, 2003. He also served as a director of ZIM Technologies beginning in January 1998 and was appointed into the position of chairman in May 2001. From September 2002 until 2003, Mr. Stechyson served as the President of Clearone Communications Canada. From 1990 to September 2002 he was the President of OM Video, Inc., a major hardware sales and systems integrator of professional video and presentation technology based in Ottawa, Canada. He is also the recipient of the Ottawa Carleton Board of Trade Young Entrepreneur of the Year Award.

Steven Houck

Steven Houck has served as a director since April 2001. Currently, Mr. Houck is the Vice President of World – wide Sales, EMC Insignia, for EMC Corporation. From early 2004 until 2005, Mr. Houck worked as a consultant for various start-up companies. From 1995 to early 2004, Mr. Houck held various positions with Corel Corporation, including OEM National Account Manager, Director World-wide OEM Sales,  Executive Vice President World-wide Sales and  Executive Vice President Partner Relations. Prior to his service to Corel, he founded Worldview Technologies, a company specializing in multimedia design and authoring and served as its CEO until 1995.

Donald Gibbs

Donald R Gibbs has been a director of ZIM since July 2003. He also serves as the Chairman of ZIM's Audit Committee. Since July of 2004, Mr. Gibbs has been the Chairman and Chief Executive Officer of Process Photonics Inc. From June 2001 to April 2004, Mr. Gibbs was the President and Chief Executive Officer of Original Solutions Inc. He is also the principal of his own consulting company, Donald R Gibbs and Associates which provides financial and management assistance to start-up corporations. Since 1970, Mr. Gibbs has held senior financial and executive positions in Mitel Corporation, Cognos Inc., Gandalf Systems

Corporation, Positron Fiber Systems Inc., Gorilla Capital Inc., VIPswitch Inc. and Original Solutions Inc. Mr. Gibbs currently serves on the Board of Directors of WaveRider Inc. Mr. Gibbs received his Bachelor of Commerce degree from the University of Ottawa and holds a professional designation as a Certified Management Accountant.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The Audit Committee, which currently consists of Messrs. Gibbs and Stechyson and has vacancy resulting from the resignation of Charles Saikaley who served during fiscal 2006, has the responsibility of recommending the engagement of the registered public accounting firm and reviewing and considering actions of management in matters relating to audit functions. The Audit Committee reviews, with the registered public accounting firm, the scope and results of its audit engagement, the system of internal controls and procedures and reviews the effectiveness of procedures intended to prevent violations of laws. The Audit Committee has recommended the appointment of Raymond Chabot Grant Thornton LLP as the Company's registered public accounting firm for the year ended March 31, 2007. The Audit Committee met five times during fiscal 2006.

Compensation Committee

The Compensation Committee, currently consisting of Messrs. Houck and Stechyson, determines, approves and reports to the Board on all elements of compensation of our executive officers. The Compensation Committee also has the power to prescribe, amend and rescind rules relating to the Company's stock option plans, to grant options and other awards under the stock option plan and to interpret the stock option plan. The Compensation Committee met one time during 2006.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. In July 2002, the United States Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Board of Directors has initiated numerous actions consistent with these new rules and will continue to monitor developments in this area.

Independent Directors

A majority of the members of the Company's Board of Directors are independent as determined under NASDAQ Market Place Rules.

Meetings of the Board of Directors and Shareholders

The Board of Directors met seven times during fiscal 2006. Mr. Saikaley attended less than 75% of the Board of Directors’ meetings and Audit Committee meetings. On June 13, 2006, Mr. Charles Saikaley announced his intention to not be re-elected to the position of Director for the Company. Except for Steven Houck, all current Board members then in office attended the annual meeting in 2005.

Audit Committee

•

All Audit Committee members are independent under Rule 4200(a)(14) of the NASDAQ Market Place Rules. Our Board of Directors has determined that Mr. Gibbs qualifies as an "Audit Committee Financial Expert" as that term is used in applicable SEC rules.

•	The Audit Committee operates under a formal charter that governs its duties and conduct. A copy of the charter appears in an Appendix to this Circular.

•	Raymond Chabot Grant Thornton LLP, the Company's registered public accounting firm, reports directly to the Audit Committee.

•

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the United States Securities and Exchange Commission (SEC) to receive information concerning, among other things, the effectiveness of the design and operation of internal controls.

•	The Audit Committee has adopted a Non-Retaliation Policy and Procedure to enable confidential and anonymous reporting to the Audit Committee.

Compensation Committee

•	All members of the Compensation Committee are independent.

•	The Compensation Committee operates under a formal charter that governs its duties and standards of performance.

Director Nominations

The Company’s Board of Directors does not have a Nominating Committee. Since there are only four directors, three of whom are independent and the fourth is the majority shareholder, the Board believes that a separate committee would not be appropriate. Instead, the Board as a whole considers candidates to recommend to the shareholders. The Board does not have a specific charter regarding director nominations.

The Board will evaluate any candidate recommended for nomination as a director, whether proposed by a shareholder or identified through the Board's own search processes, about whom it is provided appropriate information. In evaluating a candidate, the Board must, at a minimum, determine that the candidate is capable of discharging his or her fiduciary duties to the Company’s shareholders. The Board will consider criteria such as the following:

(a) the candidate’s skills, experience and other characteristics relative to the Company’s particular needs at the time;

(b) the candidate's current level of, and on-going commitment to, education regarding the responsibilities of a member of a Board of Directors;

(c) the adequacy of such candidate or Board member's time available to commit to responsibilities as a member of the Board;

(d) the existence of any financial relationship with the Company other than that arising as an employee, Board member and/or stockholder of the Company.

The Board will consider director candidates recommended by shareholders if the name and qualifications of candidates are timely presented to the Board, to the attention of the President at the Company’s main office.

Communications to the Board

Shareholders may communicate with the Company’s Board of Directors by mailing a communication to the entire Board or to one or more individual directors, in care of the Corporate Secretary at the Company’s address above. All communications from shareholders to Board members (other than communications soliciting the purchase of products and services) will be promptly relayed to the Board members to whom the communication is addressed.

Code of Ethics

•	The Company has adopted a Code of Ethics for its principal executive officer and its senior financial officers, violations of which must be reported to the Audit Committee.

Code of Business Conduct

•

The Company has adopted a Code of Business Conduct that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.

Disclosure Committee

•

The Company has formed a Disclosure Committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in the Company’s periodic reports filed with the SEC and to implement certain disclosure controls and procedures.

Personal Loans to Executive Officers and Directors

•

The Company complies with the provisions of the Sarbanes Oxley Act of 2002 outlawing extensions of credit in the form of a personal loan to or for its directors and executive officers. There are currently no loans to the directors or executive officers of ZIM.

DIRECTORSPURVI1#146; AND OFFICERSPURVI1#146; LIABILITY INSURANCE

The Company maintains insurance for the benefit of its directors and officers against liability in their respective capacities as directors and officers. The annual premium payable by the Company in respect of such insurance is $44,668 and the total amount of insurance purchased for the directors and officers as a group is approximately $848,848.

LIMITS ON LIABILITY AND INDEMNIFICATION

The Company's by-laws eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of their fiduciary duties in certain circumstances. The by-laws further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is comprised of three independent directors and operates under a written charter. The Audit Committee recommends the engagement of the Company's independent auditor and reviews and considers actions of management in matters relating to audit functions. The Audit Committee also reviews with the independent auditor the scope and results of its audit engagement, the Company's system of internal controls and procedures, and reviews the effectiveness of procedures intended to prevent violations of laws. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Company for the year ended March 31, 2006 with the Company's management and Raymond Chabot Grant Thornton LLP (RCGT), the Company's registered public accounting firm.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation’s Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT after RCGT provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the below mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT.

The Audit Committee has discussed with RCGT the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received the written disclosures and the letter from RCGT required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with RCGT its independence from the Company and its management.

Finally, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the year ended March 31, 2006 be included in our Form 10-KSB dated June 2, 2006 which has been filed with the United States Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee.

Donald Gibbs and James Stechyson

PERFORMANCE MEASUREMENT COMPARISON

The following graph compares the cumulative total return of the Company's Common Shares to the weighted average return of stocks of companies included in the Nasdaq Stock Market—U.S. and a Nasdaq peer group index consisting of Computer/Computer Services companies from October 16, 2003 (the date the Company's Common Shares began to trade publicly) through March 31, 2006. The Company's fiscal year ends on March 31. The graph assumes $100 was invested at the close of trading on October 16, 2003 in the Company's Common Shares and in each index. The total return for each of the Company's Common Shares, the Nasdaq Stock Market—U.S. and the Nasdaq Computer/Computer Services Index assumes the reinvestment of dividends, although dividends have not been declared on the Company's Common Shares. The shareholder return shown on the graph below should not be considered indicative of future shareholder returns and the Company will not make or endorse any predictions as to future shareholder returns.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 11, 2006, the number and percentage of shares of outstanding Common Shares owned by each person owning more than 5% of the Common Shares, each officer and director and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, Common Shares subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after August 11, 2006 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares beneficially owned are based on the aggregate of 87,926,955 Common Shares outstanding as of August 11, 2006.

Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting or investment power with respect to all shares owned, subject to community property laws.

			Common Shares
Name	Address	Title	Number		Percentage

Michael Cowpland	234 Perley Court, Ottawa, Ontario	President and CEO	77,539,962	(1)	67%

Advanced Telecom Services	996 Old Eagle School Road, Suite 1105, Wayne PA	N/A	10,500,000	(2)	11%

Jennifer North		Chief Financial Officer	920,000	(3)	1%

Roberto Campagna		Vice President Sales and Marketing	920,000	(4)	1%

Steven Houck		Director	400,000	(5)	0%

James Stechyson		Director	880,000	(6)	1%

Donald Gibbs		Director	400,000	(7)	0%

All executive officers and officers as a group (7 persons)			81,059,962		68%

1.

The beneficial ownership of Michael Cowpland consists of 36,057,806 Common Shares owned directly by Dr. Cowpland and 10,042,549 Common Shares under options which are currently exercisable or are exercisable within 60 days of August 11, 2006. In addition Dr. Cowpland’s ownership includes 302,493 Common Shares owned by his son and 102,493 Common Shares issuable upon exercise of warrants that are currently exercisable or are exercisable within 60 days of August 11, 2006, and 4,216,235 Common Shares owned by Dr. Cowpland's spouse and 8,793,795 Common Shares owned by a company controlled by Dr. Cowpland's spouse. Dr. Cowpland disclaims beneficial ownership of the shares held by his wife, his son and the company controlled by his wife.

2.

The beneficial ownership of Advanced Telecom Services Inc. consists of 10,000,000 Common Shares owned directly and 500,000 Common Shares which it has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2006.

3.

The beneficial ownership of Jennifer North consists of 920,000 Common Shares which she has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2006.

4.

The beneficial ownership of Roberto Campagna consists of 920,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2006.

5.

The beneficial ownership of Steven Houck consists of 400,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2006.

6.

The beneficial ownership of James Stechyson consists of 450,000 Common Shares owned directly, 380,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2006, and 50,000 Common Shares issuable upon exercise of warrants that are currently exercisable or are exercisable within 60 days of August 11, 2006.

7.

The beneficial ownership of Donald Gibbs consists of 400,000 Common Shares which he has a right to acquire under stock options that are currently exercisable or are exercisable within 60 days of August 11, 2006.

The following table sets forth the only persons who, to the knowledge of the directors and officers of the Company, beneficially own or exercise control or direction over shares carrying more than ten percent (10%) of the votes attached to the Common Shares, the approximate number of Common Shares controlled or directed by each person and the percentage of voting Common Shares represented by the number of shares so owned, controlled or directed.

Name of Shareholder	Class of Share	Amount and Nature of Ownership	% of Voting Shares
Michael Cowpland	Common	64,124,946	55
Marlen Cowpland (1)	Common	13,010,030	15

(1) Shares are held by Marlen Cowpland directly or indirectly through a holding company controlled by Marlen Cowpland.

EXECUTIVE COMPENSATION

The table below provides detailed information on the compensation of the Chief Executive Officer and the Vice President of Sales for services rendered for the fiscal years ended March 31, 2006 and 2005 and the ten months ended March 31, 2004. No other executive officer or employee received compensation in excess of $100,000 for the fiscal year ended March 31, 2006.

SUMMARY COMPENSATION TABLE
					Long Term Compensation
		Annual Compensation			Awards		Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
		($)
Michael Cowpland, President and Chief Executive Officer	2006	-	-	-	-	320,000	-	-
	2005	-	-	-	-	1,149,182	-	-
	2004	-	-	-	-	2,497,789	-	-
Roberto Campagna, Vice President Sales	2006	100,647	-	-	-	200,000	-	-
	2005	73,187	-	-	-	375,000	-	-
	2004	50,028	-	-	-	195,000	-	-

AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUE TABLE

The following table sets forth information regarding the exercise by the Chief Executive Officer and Vice President of Sales of stock options during the fiscal year ending March 31, 2006 and the value of unexercised, in the money options held by such officers as of March 31, 2006.

Name		Shares acquired on exercise	Value on realized ($)	Number of securities underlying unexercised options at fiscal year end (#)		Value of unexercised in-the-money options at FY end ($) (1)
				Exercisable	Unexercisable	Exercisable	Unexercisable

Michael Cowpland	2006	NIL	NIL	10,083,621	-	-	-

Roberto Campagna	2006	NIL	NIL	770,000	-	-	-

(1)

The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of Common Shares underlying the option by the difference between the exercise price of the option and the market price of the Common Shares as quoted on the OTCBB on March 31, 2006 ($0.065).

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information regarding options granted to the Chief Executive Officer and Vice President of Sales during the fiscal year ended March 31, 2006.

Name	Fiscal year	Number of securities underlying options granted	% of total options granted to employees in fiscal year	Exercise price ($/Common Share)	Market value ($/Common Share)	Expiration date

Michael Cowpland	2006	120,000	11%	0.20	0.20	29-Apr-08
		100,000		0.14	0.14	07-Nov-08
		100,000		0.09	0.09	08-Dec-08

Roberto Campagna	2006	100,000	7%	0.14	0.14	07-Nov-08
		100,000		0.09	0.09	08-Dec-08

COMPENSATION OF DIRECTORS

Non-employee members of the Board of Directors are reimbursed for reasonable travel expenses related to attendance at Board meetings. No other fees are paid for attendance at meetings of the Board or their Committees. Each director is also awarded for his first year of service as a director, stock options to purchase up to 200,000 Common Shares at fair market value at date of the option grant.

In addition, non-employee members of the Board of Directors are eligible to receive option grants. During the year ended March 31, 2006, each of the Board members received the following option grant exercisable at the fair market value of the Common Shares at the date o the option grant:

Date of Grant	Expiry Date	Price	Number of Options

08-Nov-05	07-Nov-08	0.14	60,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 7, 2004, we completed a private placement of 1,018,077 units at $0.39 per unit, the closing market price of our Common Shares on the OTCBB, on October 6, 2004. The units were purchased by the spouse of our Chief Executive Officer, with each unit consisting of one common share and two warrants to purchase Common Shares for $0.39 per share. Gross proceeds were $397,050.

On August 11, 2005, we entered into a loan agreement with our Chief Executive Officer to make credit facilities available to the Company. The credit facility is an unsecured revolving facility in the amount of approximately $428,100. All advances shall bear interest at the Royal Bank of Canada prime rate plus 1.75% and are repayable on demand. As at March 31, 2006, the principal balance due to the Chief Executive Officer was $419,538 plus $10,722 of interest due.

On June 30, 2006, our Chief Executive Officer and majority shareholder, participated in a private placement of units of the Company, each such unit comprising of one Common Share and one Common Share purchase warrant of the Company. Dr. Michael Cowpland purchased 18,024,591 units through a cash investment of approximately $267,000 and the remainder was satisfied through the conversion to units of the outstanding balance on a line of credit, provided by Mr. Cowpland to ZIM of approximately $454,000 US. The line of credit now has a zero balance and will remain available to the Company. The units were priced at $0.04 per unit, the closing market price on the OTCBB on June 29, 2006. Each Common Share purchase warrant comprising such units is exercisable into one (1) Common Share at an exercise price of $0.04.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and persons holding 10% or more of our common shares to file reports regarding their ownership and regarding their acquisitions and dispositions of our common stock with the SEC. Such persons are required by SEC regulations to furnish the Registrant with copies of all Section 16(a) forms they file.

We are aware that Michael Cowpland filed a Form 4 on August 22, 2005 for a transaction that occurred on September 20, 2004, that Roberto Campagna filed a Form 4 on August 22, 2005 for a transaction that occurred on March 5, 2004 and that Charles Saikaley filed a Form 4 on August 22, 2005 for a transaction that occurred on January 10, 2005. In each case, we made the reported option grant to the filers at the time of expiration of a prior grant for the same number of options. We are unaware of any other required reports that were not timely filed.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM

Raymond Chabot Grant Thornton LLP has been the principal accounting firm for the Company since June 2003.

The Company anticipates that representatives of Raymond Chabot Grant Thornton LLP will attend the Annual and Special Meeting for the purpose of responding to appropriate questions. At the Annual and Special Meeting, the representatives of Raymond Chabot Grant Thornton LLP will be afforded an opportunity to make a statement if they so desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RAYMOND CHABOT GRANT THORNTON LLP AS THE COMPANY'S AUDITORS FOR THE 2007 FISCAL YEAR.

Audit Fees and All Other Fees

During the most recent two periods, we incurred audit, audit related, tax and other fees with our independent registered public accounting firm, Raymond Chabot Grant Thornton LLP (“RCGT”), as follows:

	Year ended March 31, 2006	Year ended March 31, 2005
Audit fees	111,306	100,513
Audit-related fees(1)	53,084	40,983
Tax fees(2)	37,083	34,501
Other fees	3,415	1,758
Total	204,889	177,755

(1)   Consisting principally of fees for services related to SEC regulatory filings.

(2)   Consisting principally of fees related to tax compliance, tax planning and tax advice services, including preparation and review of tax returns, assistance with tax audits and refund claims.

Pursuant to the Sarbanes-Oxley Act of 2002, in October 2003 the Audit Committee established ZIM Corporation’s Audit Committee Pre-Approval Policy whereby the Committee is required to annually pre-approve the audit fees, and the provision of certain tax and other non-audit related services by RCGT after RCGT provides an annual description of the services to be performed and specific fee estimates for each such service. The Audit Committee limits the engagement by the Company of RCGT for non-audit services and tax services to those circumstances where the services are considered integral to the audit services that it provides, or in which there is another compelling rationale for using its services. The Audit Committee considered the provision by RCGT of the above-mentioned tax services and other non-audit services and concluded that the provision of these services was compatible with maintaining the independence of RCGT.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Cowpland

President and Chief Executive Officer

Dated: August 21, 2006

APPENDIX 1

ZIM CORPORATION

Audit Committee Charter

1.	Purpose

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Corporation's auditing, accounting and financial reporting processes generally; (iii) the Corporation's financial statements and other financial information provided by the Corporation to its stockholders, the public and others; (iv) the Corporation's compliance with legal and regulatory requirements; and (v) the performance of the Corporation's Finance Department and independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Corporation's policies, procedures and practices at all levels.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Corporation and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

2.	Organization

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, and any other regulatory requirements. At least one member of the Audit Committee will have accounting or related financial management expertise and will qualify as a financial expert under the Securities Exchange Commission’s regulations.

Committee and Director’s fees are the only compensation an Audit Committee member may receive from ZIM. No member of the Audit Committee may serve simultaneously on the audit committee of more than three public companies.

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of Management, the Finance Department, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. Minutes will be taken at each meeting and will maintain by the Secretary of the Corporation.

3.	Authority and Responsibilities

In recognition of the fact that the Corporation's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate and permitted by law, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

With respect to the independent auditors:

1.

Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of any disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2.

Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

3.	Review the performance of the Corporation's independent auditors on at least an annual basis.

4.

On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Corporation in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

5.

At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6.

Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Corporation's independent auditors has not performed audit services for the Corporation for each of the five previous fiscal years.

7.	Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

8.	Review, based upon the recommendation of the independent auditors and the Finance Department, the scope and plan of the work to be done by the independent auditors for each fiscal year.

With respect to financial statements:

1.

Review and discuss with Management, the Finance Department and the independent auditors the Corporation's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to the Board of Directors, stockholders, any governmental body, any stock exchange or the public.

2.

Review and discuss with Management, the Finance Department and the independent auditors the Corporation's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

3.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

4.

Recommend to the Board of Directors, if appropriate, that the Corporation's annual audited financial statements be included in the Corporation's annual report on Form 10-K for filing with the Securities and Exchange Commission.

5.

Prepare the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules

Periodic and Annual Reviews:

1.

Periodically review separately with each of Management, the independent auditors and the Finance Department (i) any significant disagreement between Management and the independent auditors or the Finance Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management's response to each.

2.

Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Corporation's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Corporation's financial statements.

3.

Consider and approve, if appropriate, significant changes to the Corporation's accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Finance Department. Review with the independent auditors, Management and the Finance Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

4.

Review with Management, the independent auditors, the Finance Department and the Corporation's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Corporation's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

5.

Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Corporation's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

Discussions with Management:

1.

Review and discuss with Management the Corporation's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

2.

Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

3.

Inquire about the application of the Corporation's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Corporation's provisions for future occurrences which may have a material impact on the financial statements of the Corporation.

4.

Review and discuss with Management (i) the Corporation's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

5.	Review and discuss with Management all disclosures made by the Corporation concerning any material changes in the financial condition or operations of the Corporation.

6.

Obtain explanations from Management for unusual variances in the Corporation's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

With respect to the internal audit function and internal controls:

1.	Review, based upon the recommendation of the independent auditors and the Chief Financial Officer, the scope and plan of the work to be done by the Finance Department.

2.	Review on an annual basis the performance of the Finance Department.

3.

In consultation with the independent auditors and the Finance Department, (a) review the adequacy of the Corporation's internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Finance Department.

4.

Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Other:

1.	Review and approve all related-party transactions.

2.

Review and approve (i) any change or waiver in the Corporation's Code of Business Conduct and Code of Ethics for World-wide Financial Officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

3.	Establish the policy for the Corporation's hiring of employees or former employees of the independent auditors who were engaged on the Corporation's account.

4.	Review any Management decision to seek a second opinion from independent auditors other than the Corporation's regular independent auditors with respect to any significant accounting issue.

5.	Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

6.	The Committee shall conduct an annual performance evaluation of itself.

7.	Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

8.	This Charter will be made available on the Corporation's website at "www.zim.biz".

4.	Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the

Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

ZIM CORPORATION

2006 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints Michael Cowpland, President and Chief Executive Officer of ZIM Corporation (the Company), or failing him, Jennifer North, Chief Financial Officer of the Company, or such other alternative proxy holder as shall be designated by the aforesaid, OR INSTEAD OF ANY OF THE FOREGOING __________________________, as the nominee of the undersigned to attend and act for and in the name of the undersigned to vote all Common Shares of the Company, that the undersigned is entitled to vote if personally present at the Annual and Special Meeting of Shareholders to be held on Thursday, September 21, 2006 at 4:30 p.m. (EST) at the Company’s Headquarters at 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7 and at any adjournment thereof, upon the matters set forth in the accompanying Management Proxy Circular and upon such other matters as may properly come before the Annual and Special Meeting. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority to vote on such amendments or variations or such other matters in accordance with the best judgment of the person voting the proxy.

At present, Management knows of no other business which will come before the Annual and Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

1.

To approve the resolution to (a) set the number of directors constituting the Board of Directors of the Company at four and (b) empower the Board of Directors of the Corporation to determine the number of directors of the Company hereafter from time to time (the full text of which resolution is reproduced in the Company’s August 15, 2006 management proxy circular).

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Election of the following director nominees to serve for the following three years and until their successors are elected

Michael Cowpland:	☐ FOR	☐ WITHHOLD
James Stechyson:	☐ FOR	☐ WITHHOLD
Steven Houck:	☐ FOR	☐ WITHHOLD
Donald Gibbs:	☐ FOR	☐ WITHHOLD

3.	Ratification of the selection of Raymond Chabot Grant Thornton LLP as the Company's independent auditors for the fiscal year ending March 31, 2007.

☐ FOR	☐ WITHHOLD

☐ Mark here if your address has changed and provide us with your new address in the space provided below:

New Address: __________________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM OR HER AND TO ATTEND AND ACT FOR HIM OR HER ON HIS OR HER BEHALF AT THE MEETING OTHER THAN THE NOMINEES DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF HIS OR HER NOMINEE IN THE SPACE PROVIDED ABOVE FOR THAT PURPOSE.

Dated: ________________________________, 2006

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Signature(s) of Shareholder(s)

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Name(s) of Shareholder(s)

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Title

Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign the full partnership name, by the duly authorized person. If Common Shares are held jointly, each shareholder named should sign.

NOTES:

1.

In the event that no specification has been made with respect to the voting for or against or withholding from voting in the appointment of auditors the proxy nominees are instructed to vote the shares represented by this proxy for such matters.

2.

If your Common Shares are held in a retirement savings plan or retirement income fund, you must contact the financial institution which acts as the trustee of the plan and cause them to execute the proxy form in order for such Common Shares to be represented and voted at the meeting.

3.

This proxy form must be signed and dated by the shareholder or his or her attorney, as authorized in writing, or, if the shareholder is a corporation, by any officer or attorney thereof duly authorized. If the proxy form is not dated in the space provided it is deemed to bear the date on which it is mailed. This proxy ceases to be valid one year from its date.

4.

Properly executed forms of proxy must be deposited no later than the close of business on the last business day preceding the meeting or any adjournment thereof, with the Company, 150 Isabella Street, Suite 150, Ottawa, Ontario, K1S 1V7 Attention: Jennifer North.